UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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M3-Brigade Acquisition II Corp.

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On January 21, 2022, members of management of M3-Brigade Acquisition II Corp. and Syniverse Corporation participated in Syniverse Corporation’s analyst day. The following slides were used during the presentation.

Legal Disclaimer This presentation (this “Presentation”) has been prepared by Syniverse Corporation (“Syniverse” or the “Company”) and M3-Brigade Acquisition II Corp. (“MBAC”) in connection with a potential business combination involving the Company as further described herein (the “Transaction”). Neither the Company nor MBAC nor any Relevant Person (defined below) intends for this Presentation to form the sole basis of any decision with respect to the Company or the Transaction. The recipient should conduct its own investigation and analysis of the Company. The information in this Presentation was provided by the Company and MBAC or is from public or other sources. Third party industry publications, studies and surveys utilized or referred to herein generally state that the information provided therein have been obtained from sources believed to be reliable, but there is no guarantee of the accuracy or completeness of such data or other data from public or other sources. Neither the Company nor MBAC nor any of their respective affiliates, or their respective affiliates’ respective directors, officers, employees or agents (each, a “Relevant Person”) has assumed any responsibility for independently verifying such information and each of the Company, MBAC and the Relevant Persons expressly disclaims any liability to any recipient in connection with such information or any Transaction. Neither the Company nor MBAC nor any Relevant Person makes any representation or warranty, express or implied, or accepts any responsibility or liability for the accuracy or completeness of this Presentation or any other written or oral information that the Company, MBAC, any Relevant Person or any other person makes available to any recipient. Neither Twilio Inc. (“Twilio”) nor its affiliates, directors, officers, employees or agents had any part in the preparation of this Presentation and hereby disclaim any and all responsibility for the accuracy of the information contained herein. This Presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates and projections of the businesses of MBAC or Syniverse may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Such estimates, projections and forward-looking statements reflect numerous significant subjective assumptions, which may or may not prove to be accurate, and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and MBAC. Accordingly, there can be no assurances that such estimates, projections and forward-looking statements will be realized. The actual results may vary from the anticipated results and such variations may be material. The Company, MBAC and each Relevant Person expressly disclaims any and all liability which may be based on such information, or any errors or omissions contained in this Presentation or on any other written or oral communications transmitted to any party in the course of its evaluation of or entering into any Transaction with the Company. Neither the Company, MBAC nor any Relevant Person makes any representation or warranty, express or implied, as to the accuracy, achievability or reasonableness of any estimates, projections or forward-looking statements. This Presentation speaks only as of the date of the information herein and neither the Company nor MBAC nor any Relevant Person has any obligation to update, correct or otherwise revise any information herein or to provide the recipient with access to any additional information. In the fourth quarter of 2020, Syniverse changed its fiscal year end from a calendar year basis to a fiscal year basis ending on November 30 and, as a result, historical financial information included in the Presentation as “2020A” reflects the 12 months ended 11/30/2020, “2019A” reflects the 12 months ended 11/30/2019, “2018A” reflects the 12 months ended 11/30/2018, and “2017A” reflects the 12 months ended 11/30/2017. Each of those periods presented reflect unaudited historical financial information. For Syniverse’s audited financial information for the year ended 12/31/2019 and 11 months ended 11/30/2020, see the definitive proxy statement filed with the SEC by MBAC on January 7, 2022. This Presentation includes non-GAAP financial measures, including Adjusted EBITDA, C.A. Adj. EBITDA and Free Cash Flow. The non-GAAP measures provided herein may not be directly comparable to similar measures used by other companies in the Company’s industry, as other companies may define such measures differently. MBAC and Syniverse believe that these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Syniverse’s financial condition and results of operations. Syniverse’s management uses Adjusted EBITDA to compare Syniverse’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. A reconciliation of Adjusted EBITDA and C.A. Adj. EBITDA for all historical periods presented herein to the nearest metric prepared in accordance with GAAP is included in the Appendix to this Presentation. The non-GAAP measures presented herein are not measurements of financial performance under GAAP, and should not be considered as alternatives to, and should only be considered together with, the Company’s financial results in accordance with GAAP. Neither MBAC nor the Company consider these non-GAAP measures to be a substitute for, or superior to, the information provided by GAAP financial results. Beginning in the fourth quarter of 2021, the Company retitled “Direct Margin.” or Revenue less variable cost of operations, as “Direct Profit” in the interest of conforming its disclosures more closely to those of publicly listed peers in the Communications Platform as a Service of CPaaS Segment. This update is solely a change in naming; there is no change to prior period calculations of Direct Margin. syniverse®1

Legal Disclaimer (cont’d) This Presentation provides summary information only and is being delivered solely for informational purposes. This Presentation does not purport to be all-inclusive or to contain all the information that a recipient may desire in investigating the Company, MBAC or a Transaction. Any Transaction involves a high degree of risk. A recipient should not construe the contents of this Presentation as legal, tax, accounting, financial or other investment advice or a recommendation to take (or refrain from taking) any particular action. The recipient should conduct their own due diligence and analysis of the Company, MBAC, the Transaction and the information contained in this Presentation and should consult its own counsel and tax, financial and other advisors as to legal, tax, financial and other matters concerning the matters described herein, and, by accepting this Presentation, the recipient confirms that (i) it is not relying upon the information contained herein to make any decision with respect to a Transaction or otherwise and (ii) it shall not seek to sue or otherwise hold the Company, MBAC or any Relevant Person liable in any respect for the provision of this Presentation, the information contained in this Presentation or the omission of any information from this Presentation. The distribution of this Presentation in certain jurisdictions may be restricted by law and, accordingly, recipients of this Presentation represent that they are able to receive this Presentation without contravention of any unfulfilled registration requirements or other legal restrictions in jurisdictions in which they reside or conduct business. This Presentation is directed only at persons to whom it may be lawfully distributed without further action on the part of any of the Company, MBAC or any Relevant Person and must not be acted on or relied on by any other person. Important Information about the Transaction and Where to Find It In connection with the proposed transaction, MBAC has filed a definitive proxy statement with the SEC. MBAC’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN FILED IN CONNECTION WITH THE PROPOSED TRANSACTION, AS THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT MBAC, SYNIVERSE AND THE PROPOSED TRANSACTION. MBAC HAS COMMENCED MAILING OF THE DEFINITIVE PROXY STATEMENT TO THE STOCKHOLDERS OF MBAC AS OF JANUARY 7, 2022,THE RECORD DATE ETABLISHED FOR THE PROPOSED TRANSACTION. MBAC Stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: M3-Brigade Acquisition II Corp., 1700 Broadway – 19th Floor, New York, New York 10019. Participants in the Solicitation MBAC and its directors and executive officers may be deemed participants in the solicitation of proxies of MBAC’s stockholders with respect to the proposed Transaction. A list of those directors and executive officers and a description of their interests in MBAC have been filed in the proxy statement for the proposed Transaction and available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement. Syniverse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MBAC in connection with the proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed Transaction have been included in the proxy statement for the proposed business combination. No Offer or Solicitation This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.syniverse® 2

Today’s Presenters M3-BRIGADE ACQUISITION CORP. Mohsin Meghji Chairman of the Board & CEO Andrew Davies Chief Executive Officer Simeon Irvine Chief Financial Officer John McRae President, Carrier Chris Rivera President, Enterprise syniverse® 3

Proposed Transaction Summary

1 **Transaction structure**

- Syniverse to merge with M3 Brigade through a subsidiary merger
- Transaction to be funded by up to $400M cash in trust, a $265M PIPE and up to $750M investment from Twilio[1]
- Debt refinancing to be consummated at closing

2 **Valuation**

- Pro forma enterprise value of $2.85B or 12.1x 2022E Adjusted EBITDA
- Transaction funds will be used to substantially de-lever the business to ~3.6x net leverage

3 **Material terms[2]**

- Carlyle, Twilio and SPAC Sponsor subject to twelve-month lock-up from closing, subject to performance-based early release
- Portion of SPAC Sponsor shares subject to vesting earnout provisions
- SPAC Sponsor together with Brigade and its affiliated funds have committed $165M to the PIPE

Illustrative Pro Forma Ownership[5] (%)



1%
21%
12%
6%
23%
37%

	Shares O/S[3]
SPAC Shareholders	40.0m
PIPE Investors[6]	23.0m
Sponsor Shares	11.5m
Twilio	45.3m
Carlyle Rollover	70.3m
Other SYNV Rollover	1.7m
	191.8m

Illustrative Sources & Uses ($ millions)

Sources	
Cash from Balance Sheet	$56
SPAC Cash in Trust[3]	400
PIPE Investors (convertible preferred)	196
PIPE Investors (common)	69
Twilio Investment[1]	500
New Term Loan	1,000
Equity Rollover	747
Total Sources	**$2,968**

Uses	
Cash to Balance Sheet	$126
Repay Existing Indebtedness	1,959
Estimated Transaction Fees[4]	136
Equity Rollover	747
Total Uses	**$2,968**

1. Twilio retains the right to adjust cash contribution from $750M, subject to a minimum of $500M, dollar-for-dollar to the extent that total transaction proceeds (between the PIPE and trust account) exceed $375M
2. Early release is triggered if the closing price of the Company's publicly-traded common stock equals or exceeds $12.50 per share for any 20 trading days within any consecutive 30-day period following the closing; unvested Sponsor shares vest upon the first trading day that the closing price of SPAC shares equal or exceeds $12.50 per share for any 20 trading days within any consecutive 30-day trading period following the closing
3. Assumes no redemptions
4. Represents an estimate of transaction expenses, including deferred underwriting fees, PIPE placement fees, M&A fees and debt refinancing fees. Actual amounts may vary and include expenses unknown at this time
5. Represents fully diluted shares outstanding at close. Assumes Twilio investment amount of $500M and no redemptions and excludes potential incremental dilution from SPAC or Sponsor warrants, performance-based options, performance-based RSU awards and out-of-the-money options. Performance-based options and performance-based RSU awards considered by Syniverse unlikely to be realized based on terms of grant
6. Includes PIPE convertible preferred and PIPE common equity investors; convertible ownership as if converted assuming a 15% conversion premium syniverse.

4

Company Overview syniverse®

We Simplify the Mobile Ecosystem A Mobile Ecosystem Without Syniverse A Mobile Ecosystem With Syniverse Mobile operator 1 Mobile operator 1 Enterprise 4 Enterprise 1 Enterprise 4 Enterprise 1 Mobile operator 4 Mobile operator 2 Mobile operator 4 Mobile operator 2 Enterprise 3 Enterprise 2 Enterprise 3 Enterprise 2 Mobile operator 3 Mobile operator 3 syniverse® 6

We Power the Mobile Ecosystem… Enabling mission critical solutions for carriers and enterprises Cross Carrier Roaming Policy & Charging A2P Messaging OTT Messaging 4:00 2:00 11:00 5:00 Fri, 4:00 You are currently roaming. Roaming charges may apply. Mon, 2:00 Welcome to Canada. Your current plan gives you unlimited data, calls at 20 cents/min and free texts. Thurs, 11:00 Gate Change Alert: Flight 345 is now leaving from LGA Terminal 2 Gate 23 Wed, 5:00 Hi, I’d like to order 2 boxes of produce for delivery tomorrow Welcome to Fresh Fruits! What’s the delivery addess? Would you like to pay now? syniverse® 7

…and Enable the Digital Economy for over 8 Billion Devices Globally

8B+ mobile devices connected	**1T+** messages delivered annually
3.3 exabits of data moved annually[1]	**2.2T+** billable transactions annually
800+ interconnected communications providers	**Top 10** communications providers served

- ✓ Global private IPX network backbone
- ✓ Top Clearing & Settlement provider for carriers globally
- ✓ Leading global transaction processor
- ✓ Direct connectivity to all major 10DLC operators
- ✓ Leader in enterprise A2P messaging

syniverse.

1. Internetwork Packet Exchange traffic transported per year as of January 2020

8

Leadership Position Across Established & Emerging Markets

Communications Infrastructure

- Connects mobile networks globally
- Trusted intermediary and partner to all major communications providers around the world
- Clearing and settlement agent for mobile networks globally

Foundational Technology

Consumer Messaging

- P2P messaging is foundational technology to A2P and RCS
- Routes significant percentage of P2P traffic globally

Foundational Technology

Enterprise Messaging

- Leader in enterprise A2P messaging
- Developed key technologies for 10DLC

High Growth Business

CPaaS

- Built CPaaS solutions atop A2P expertise
- Focus on serving large enterprise customers that require white-glove support

High Growth Business

5G, IoT, RCS

- Enabling 5G deployments worldwide
- One of two global RCS hubs
- Launched in 2021:
  - 5G Roaming
  - Private Networks
  - Blockchain enabled clearing and settlement

High Growth Business

syniverse.
9

Syniverse Powers Mission Critical Communications Solutions… Validated by all major communications providers, blue chip enterprise customers and technology partners Travel &     Technology Communications    Financial Services Technology Retail Hospitality IoT Partners “I am very satisfied with the personalized attention, 24/7 customer service and superior capabilities that Syniverse consistently provides” Enterprise Customer (Financial Services) “Our agreement with Syniverse will allow retailers to build stronger relationships with customers through a variety of messaging use cases” Enterprise Customer (Digital Marketing Partner) “By joining forces with Syniverse, we’re one step closer to our goal of creating an environment where everything and everyone can become seamlessly connected, anywhere in the world” Carrier Customer syniverse® 10

… and is the Communications Platform for Other Platforms Enabling other leading platforms and carriers to seamlessly reach customers in every corner of the globe Customer Engagement Platform Cloud Platform as a Service Syniverse Customer Since 2013 Travel Technology Ecosystem Syniverse Customer Since 2006 Syniverse Customer Since 2016 Payments Ecosystem Consumer Credit Reporting Platform Syniverse Customer Since 2007 Syniverse Customer Since 2010 Interconnecting 800+ Communications Providers Globally syniverse® 11

Positioned to Benefit from Significant Market Tailwinds Multiple technology and communications trends converging to accelerate market growth 1     5G Rollout 2     Mobile Traffic and Speed Increasing 3     Wireless Devices and Users Growth 5G Infrastructure Global Annual Spend Global Mobile Data Traffic Global Wireless Data Devices1 ($ billions) $53.8 (exabytes) 2,709 (billions) 38.3 21.3 $3.5 408 2020     2026E 2019     2026E 2019     2026E Global LTE / 5G Mobile Subscriptions (billions) 7.4 (Mbps) Mobile (Cellular) Speed 43.9 (billions) Global RCS Users 3.3 13.2 0.2 2019     2026E 2018     2023E 2019     2023E 12 +58% CAGR +31% CAGR +9% CAGR +8% CAGR +2.3x +116% CAGR Source: Cisco Annual Internet Report, Ericsson Mobility Report, Mordor Intelligence and ResearchAndMarkets syniverse® 12 1. Includes short-range and wide-area IoT devices

CPaaS & A2P Messaging Represents Larger & Growing Opportunity


CPaaS Market Size
($ billions)
~30% CAGR
$7
$25
2020
2025

Messaging Evolving from Consumer Use Cases…

- Text
- Passwords
- Reservations
- Reminders
- Order tracking

…To Sophisticated Enterprise Applications

- Two-way messaging
- Customer support
- Marketing
- CRM / CXM
- Rich RCS Messaging

- Emergence of CPaaS for enterprise omni-channel usage
- "Phase 1" of CPaaS adoption was led by internet leaders (Uber, Facebook, etc.) for 1-way messaging to customers
- "Phase 2" of CPaaS adoption is now accelerating into Forbes 2000 Enterprises globally with use cases evolving to 2-way, rich text, ongoing B2C communications between enterprises and customers
- Rapidly rising importance of messaging compared to voice, email, social, other channels – "always on" and preferred by consumers
- COVID-19 caused acceleration of CPaaS as consumers and enterprises went increasingly mobile
- Messaging volumes and revenues have increased significantly during the past 18 months and growth will continue syniverse.

Source: Juniper Research

13

High Growth Enterprise Business & Foundational Carrier Business

Enterprise
FY21A Revenue: $311M | FY20A-FY25E Revenue CAGR: 27%

Global A2P Messaging

- A2P Messaging
- U.S. Long Code Messaging (10DLC)

CPaaS

- Mobile Engagement
- Messaging Platform as a Service

- Leading product offering differentiated by enterprise-grade security, best-in-class availability and global reach
- Well positioned to benefit from next wave of CPaaS adoption led by Global 2000 enterprises
- Bolstered by strategic partnership with Twilio

Carrier
FY21A Revenue: $422M | FY20A-FY25E Revenue CAGR: 5%

Messaging Solutions

- P2P Messaging
- Messaging Hubbing
- RCS Messaging

Outsourced Carrier Solutions

- Data and Financial Clearing House
- Billing and Charging Evolution
- Number Portability
- Clearing and Settlement for Messaging

Global Network

- Global IPX Network
- Signaling Solutions
- Private Network
- Policy and Charging Solutions

- Foundational technology and global connectivity provides competitive advantage and multiple paths for monetization
- Deep customer relationships with leading carriers across the world
- Syniverse's existing global IPX network backbone will be critical to 5G deployments syniverse.

14

Note: Fiscal year ends November 30

Deep, Experienced Leadership Team Andrew Davies Chief Executive Officer 1 Year at Syniverse 20 Years in Industry John McRae President, Carrier 11 Years at Syniverse 14 Years in Industry Chris Rivera President, Enterprise 5 Years at Syniverse 25 Years in Industry Simeon Irvine Chief Financial Officer 2 Years at Syniverse 20 Years in Industry John Wick Chief Technology Officer 30 Years at Syniverse 30 Years in Industry Leigh Ann Polverelli Chief Customer Operations Officer 28 Years at Syniverse 30 Years in Industry Laura E. Binion SVP, General Counsel 13 Years at Syniverse 24 Years in Industry Sara DeBella SVP, Chief HR Officer 12 Years at Syniverse 18 Years in Industry syniverse® 15

Strategic Execution syniverse®

We Have Driven Continuous Innovation in the Wireless Ecosystem 1G     2G 3G 5G     … 1980s     1990s 2000s 2010s 2020s Advent of the mobile phone; Syniverse formed in 1987 Consumer voice    Mobile email and texting Mobile apps and smartphones Mobile first for consumers, enterprises and devices 0.8M     91.0M 2.2B 7.2B 8.8B syniverse® 17 Source: GSMA Intelligence Mobile-by-market report

Innovation Leadership Scales Business & Investment Syniverse further expands the capabilities of our Carrier and Enterprise customers through mission-critical interoperability solutions Advancing the boundaries of communication modernization Re-investment into technology and innovation Solving structural pain points for carriers and enterprises Mission-critical reliability leads to increased scale Built upon decades of reliability and deep carrier relationships, Syniverse is driving self-sustaining scale through re-investment and continuous innovation syniverse® 18

Innovation Enables Our Comprehensive Solution Set Syniverse’s product portfolio is diverse, with a breadth of products and service that cannot be addressed by any single competitor Company 1     Company 2 Company 3 Company 4 Company 5 Company 6 CPaaS      Long Code A2P Short Code A2P      P2P Messaging     Messaging Hubs      Data & Financial Clearing Number Portability      IPX, Wireless Mobility Policy, Analytics, Private Networks & VAS syniverse® 19

Carrier Business Strategy Enabling mission-critical services for carriers and their customers Our fully integrated solutions allow Carriers to support their customers outside their network: Analytics & Reporting Messaging Charging Policy Signaling Network 5G Roaming Evolved Mobility 5G Messaging loT Private Wireless syniverse® 20

Deep Dive: Private Networks for Enterprises Meeting stringent enterprise requirements using private and public cellular technology Use Case-Defined Performance IoT Devices Security Enterprise Cloud Connected Cars Consumers Devices Meters & Utilities Maintenance Local Operator Global Roaming Ecosystem IoT Service Provider Cloud ”Smart” Cities, Campuses, etc Location Tracking Secure End-to-End Security Establish a higher level of security in mission- critical environments Performance Built to handle the capacity of global macro networks Mobility Connect to the largest network of public mobile networks in the world Control Orchestrate devices and connections, resources, and traffic priorities syniverse® 21

Deep Dive: Evolved Mobility

Maintaining inbound roaming revenue for carriers as they migrate to 5G

Carriers are decommissioning their 3G networks to reuse their valuable spectrum for 5G

Evolved Mobility allows 4G and 5G only operators to support 3G fallback for voice calls, so that these calls could be made via Voice over LTE

When operators turn off their 3G networks, they lose the ability to support a traveler who requires a 3G network for voice services

They then miss out on roaming revenue



Visited Operator
syniverse.
Evolved Mobility
VoLTE Roaming (IMS Core)
Interworking Function
3G Circuit-switched Voice Roaming
Home Operator
PSTN

Syniverse's Evolved Mobility solution allows carriers to support this type of traveler and maintain this roaming revenue syniverse.

22

Deep Dive: Blockchain Enabled Clearing & Settlement (BCE) The new standard: a faster, more safe way to monetize any type of transaction The unprecedented growth of 5G and IoT requires a modern approach to the wholesale billing and charging process Syniverse has helped lead the industry in developing the new standard: Billing & Charging Evolution (BCE) Syniverse’s BCE solution is enabled by our blockchain powered Universal Commerce product Its’ ecosystem can support use cases in various other markets, including: Utilities Media New Charging Models (support for 5G and IoT) More efficient processing Improved analytics and reporting Increased automation Telecom syniverse® 23

The Core Pillars of Our Enterprise Strategy Leveraging our market position and unique capabilities to demand a premium for our services and move “up the stack” with more profitable software (SaaS) and services solutions Global Messaging Platform Leader Enterprise Grade CPaaS and Customer Engagement Hyper-Scale Multi Regional Mobile SaaS Cloud Professional Services Messaging Monetization Workflow Orchestration Integrations & Connectors Chatbots Rich Business Messaging Channels Authentication & Identity, IoT Best of Breed Developer Experience SMS MMS RCS 10DLC Foundational Platform Differentiators High Quality, White Route Connectivity Highly Available, Secure Global Reach Local Regulatory and Compliance Trusted Neutral Host for Global Carriers 24

Rich Business Messaging Requires Syniverse for Enablement


52314
Pharmacy Co.: Your prescriptions are now ready for pickup. Call 888-555-1234 with questions.
Text HELP for help. STOP to stop.
RCS, WhatsApp, Line…
Pharmacy Co.
Hi John!
Your prescription is now ready at the Pharmacy. Please watch the short video below for instructions on how to administer.
Pharmacist
Directions

Connectivity

- Syniverse's market leading IPX network, which connects mobile operators with messaging platforms on a global scale, enables fail-safe delivery of embedded video and real-time, personalized content

Interoperability

- Syniverse's policy and charging, signaling and clearing and settlement IP facilitates trust and transaction capabilities, while ensuring enterprise-grade security, best-in-class availability and global reach

Orchestration

- Syniverse's CPaaS Concierge ties together multiple customer engagement platforms and co-creates APIs to deliver bespoke mobile experiences for Global 2000 customers syniverse.
25

Syniverse & Twilio: Strategic Partnership Will Accelerate Growth Twilio’s leading CPaaS offerings across applications and channels drive significant messaging volumes and partnership with Syniverse ensure best-in-class message delivery $2.55B LTM 9/30/21 Revenue 135% CQ3 2021 Net Expansion Rate 10M+ Developer Accounts (6/30/21) 246k+ Active Customers (9/30/21) Source: Twilio public filings 26

Syniverse & Twilio: Well Positioned to Drive Innovation Together

The Syniverse & Twilio partnership will accelerate the next wave of innovation in mobile communications



Customer Experience
Proactive service notification
Live agent / two-way chat
Chatbot & self-service
Human Resources
Recruiting facilitation
Benefits notifications
Employee communications
Marketing
Acquisition campaigns
Digital coupons / loyalty card
Geo-location triggered offer
Risk Management
One-time passwords
Fraud alerts
Consent management
Operations
Automated notifications
Interactive messaging
Temperament detect via AI
CPaaS
Identity
Intelligence
Orchestration
Channel APIs
Network & Platform Solutions
RCS Messaging
Carrier Messaging Hubs
Private Networks / IoT
A2P / P2P Messaging
Clearing and Settlement
Global Network
Carriers / OTTs
T Mobile
verizon
AT&T
vodafone
中国移动 China Mobile
facebook

27

Syniverse & Twilio: Investment & Strategic Partnership Rationale Validation of Syniverse’s position as the trusted neutral intermediary Secures connectivity to the major U.S. carriers for A2P messaging and provides additional options to connect to 800+carriers worldwide Provides Syniverse with volumes from Twilio Aligns leading communications platform with premier global mobility platform 28

Financial Overview

Attractive Financial Profile Strong revenue scale, growth and profitability Significant revenue visibility and growth potential from contracted customers Blue chip, diversified customers and revenues across products, industries and geographies Twilio relationship accelerates growth potential Strong Adjusted EBITDA and cash flow margins – lean and efficient from years under private equity ownership Optimized capital structure will provide increased financial flexibility and balance sheet capacity 30

Syniverse Benefits from a Diversified Revenue Model

	Carrier			Enterprise	
	Global Network	**Outsourced Carrier Solutions**	**Messaging Solutions**	**Global A2P Messaging**	**CPaaS**
	• Well positioned for 5G, private networks and IoT • Global IPX network, signaling solutions, private networks, evolved mobility, policy & charging and real-time intelligence & analytics	• Core solutions that enable carrier interoperability • Data & financial clearing house, number portability, clearing & settlement and billing & charging evolution	• Strategically important for carrier ecosystem • Increased RCS messaging traffic will provide new revenue streams for carriers • XMS P2P, messaging hubbing and RCS messaging	• Growth engine including incremental Twilio volumes • A2P and 10DLC A2P messaging	• Hyper growth enterprise segment • Software-first pricing model and customized offerings with high margin • Mobile engagement and messaging platform as a service
% FY21A Revenue	*21%*	*18%*	*18%*	*39%*	*4%*
Predominant Revenue Model	Monthly Fixed Plus Overages	Volumes	Volumes	Volumes	Volumes Plus Monthly Fixed
	~78% Direct Margin[1]			~31% Direct Margin[1]	

syniverse.

Note: Each period presented reflects the unaudited historical financial information for the 12 months ended November 30 of the respective year. For further information, see "Legal Disclaimer"

1. Direct Margin calculated as revenue less directly variable product specific costs including message termination Fees (~85% of 20A Direct Costs), revenue share and variable data processing costs

31

Diversified Business Model Underpinned by Revenue Visibility Key Highlights Balanced Business Profile Over 800 Carrier and 450 Enterprise customers in nearly 200 countries across a wide range of verticals Long-term contracts across all product offerings 90%+ of annual revenue earned under contracts in place at the beginning of the year1 Renewal rates have averaged 93%+ over the last three years Carrier 84% 2017A Enterprise 16% Carrier 58% Segment Mix 2021A 2025E Enterprise 42% Carrier 45% Enterprise 55% Geographic Mix 2021A AP 18% CALA 6% NA 63% EMEA 13% Note: Each period presented reflects the unaudited historical financial information for the 12 months ended November 30 of the respective year. For further information, see “Legal Disclaimer“ and Syniverse audited financial statements for fiscal years 2019 and 2020 included in the definitive proxy statement filed by MBAC 1. Percentage reflects annual revenue earned since 2017 32

Carrier & Enterprise Business Overview

Carrier Revenue

($ millions)


$664
$624
$543
$436
$422
167
121
215
161
147
110
222
145
83
96
213
149
48
100
168
120
27
132
144
119
497
477
460
388
395
2017A
2018A
2019A
2020A
2021A
Outsourced Carrier Solutions¹
Global Network¹
Messaging Solutions²
CDMA and Legacy

- Carrier is a high margin business that generates significant cash flow; future growth driven by the deployment and increasing usage of 5G, RCS, Private Networks and IoT
- Historically impacted by CDMA and legacy business declines, certain one-time rationalization events and COVID impact in 2020
- Carrier business has stabilized and return to growth excluding legacy technology CDMA product set

Enterprise Revenue

($ millions)


$124
$167
$199
$209
$311
17
107
16
151
15
185
19
190
28
283
2017A
2018A
2019A
2020A
2021A
Global A2P Messaging
CPaaS Solutions

- Global A2P Messaging's carrier-grade security, global network and 99.99% reliability helped drive robust revenue growth from 2017 – 2020
  - Proven land & expand strategy with unique white-glove, high-touch support model
- CPaaS solutions built atop A2P expertise strengthens CPaaS and messaging capabilities for both enterprise and carrier customers while driving stickiness
  - Mobile Engagement revenue more than doubled following launch of CPaaS platform for enterprise customers in 2020
  - Strong direct margins driven by software-based sales model
- Future growth in Enterprise driven by continued adoption of A2P and CPaaS solutions by enterprises, further bolstered by strategic partnership with Twilio syniverse.

Note: Each period presented reflects the unaudited historical financial information for the 12 months ended November 30 of the respective year. For further information, see "Legal Disclaimer"
1. Outsourced Carrier Solutions and Global Network revenue excludes CDMA and legacy businesses
2. Messaging Solutions revenue excludes legacy businesses

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Carrier Business Stabilized & Poised for Growth Syniverse’s Carrier business has stabilized and inflected as CDMA runoff is nearly complete, roaming business models have reset and COVID impact has bottomed as international travel start to resume Carrier Revenue (Excluding CDMA and Legacy) ($ millions) % Y-o-Y Growth (9.9%) (16.2%) (17.2%) (18.9%) (7.1%) 7.3% 3.6% 3.5% $101 $95 $98 $94 $94 $102 $102 $97 Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021A Q4 2021A Note: Each period presented reflects the unaudited historical financial information for the 12 months ended November 30 of the respective year. For further information, see “ Legal Disclaimer“ 34

Projected Summary Financials Revenue Direct Profit ($ millions) ($ millions) $652 $1,237 $442 $697 FY2020A FY2025E FY2020A FY2025E Adjusted EBITDA Adjusted EBITDA Less Capital Expenditures ($ millions) ($ millions) $210 $416 $161 $338 FY2020A FY2025E FY2020A FY2025E Note: Fiscal year ending November 30 35

2022 Guidance1 Revenue Guidance Direct Profit Guidance Adjusted EBITDA Guidance $875 $840 Mid-Point $858 (+10%) $485 $475 Mid-Point $480 $245 $235 Mid-Point $240 (+2%) $480 $236 $780 Prior Forecast2 New Guidance Prior Forecast2 New Guidance Prior Forecast 2 New Guidance 1. See “Legal Disclaimer” – Forward-Looking Statements” 2. Prior forecast from the Investor Presentation filed by MBAC with the SEC on August 16, 2021 36

Financial Policy Financial Policy Commitment to Delevering Delevering is our #1 priority – anticipated as we grow EBITDA, resulting in Free Cash Flow used to paydown debt Goal to reach and subsequently maintain a steady state leverage target of 1.5x – 2.5x from ~3.6x at merger close Capital Allocation Looking to balance capital deployment between (i) leverage reduction and (ii) investment in product development / growth capex to support growth and value creation M&A is secondary to organic growth strategy and reducing debt No dividends or share repurchases planned as the Company’s primary focus will be on delevering Liquidity and Risk Management Committed to maintaining a strong liquidity profile Substantial liquidity with ~$125M expected closing cash balance and $165M undrawn Revolver providing additional cushion Syniverse plans to maintain conservative financial policies going forward – characterized by delevering, ample liquidity and continued investment to drive attractive growth and cash flow 37

Multiple Paths to Shareholder Value Creation Organic cash flow growth.. Adjusted EBITDA Less Capital Expenditures Both accelerated by deleveraging1 3.6x $163 $338 1.5x – 2.5x Post-Transaction Future FY2021A FY2025E and revenue mix shift towards higher multiple Enterprise.. 2021A 2025E Innovation flywheel, allowing scale even faster 1. Calculated as the Net Leverage Ratio as defined under Syniverse’s Credit Agreements. The Credit Agreement EBITDA reflects Adjusted EBITDA further adjusted for certain annualized cost savings initiatives which are 38

What Makes Syniverse Unique Global leader in the dynamic communications solutions market, enabling the modern mobile economy High-growth Enterprise business combined with the foundational technology and cash flows of the Carrier business Occupies the role of trusted neutral intermediary required to facilitate seamless data connectivity across a global network that interconnects 800+ carriers Combines technology and a physical network to create unique ecosystem Financial attractiveness provides multiple levers of upside, including EBITDA growth and valuation multiple expansion Twilio strategic partnership accelerates growth potential 39

Appendix

Summary Term Sheet – Convertible Preferred Equity Indicative Terms Issuer M-3 Brigade Acquisition II Corp. Securities Perpetual Convertible Preferred Stock Ranking Senior to the Company’s other equity securities, junior to all debt Amount $195.5mm (1) Term Perpetual, subject to redemption provisions Dividend 7.5% annual base rate, paid quarterly and cumulative PIK or cash at the Company’s option, subject to PIK limitations PIK dividends accrued at a rate 100 bps higher than the base rate Base rate shall increase by 100 bps on each of the 5th and 6th anniversary of closing OID 3.0% Redemption Rights Commencing after 7.25 years, investors have right to put all of the Preferred at a price equal to 115% of the then current principal plus accrued and unpaid dividends Optional redemption by Company commencing on the 5th anniversary at 120% of the then current principal plus accrued and unpaid dividends, stepping down to 115% after 7 years Convertible into Common after 3 years at the option of the Company if the Common price is 140% of the conversion price for 20 days on a volume-weighted basis. Optional Conversion Convertible into Common at any time at the option of investors at a 15% premium ($11.50) Mandatory Conversion All or any portion convertible into Common after 3 years at the option of the Company if the Common price is 140% of the conversion price for 20 days on a volume-weighted basis Covenants Customary, including limitation on debt incurrence, subject to customary baskets and exemptions Governance & Protective Rights Customary anti dilution and dividend protections, pre-emptive and registration rights, liquidity rights, information rights and other protective provisions Preferred shall have the right to vote on an as converted basis 1. After 3% OID 41

Model to Proxy Reconciliation (2019A – 2020A)

2020 ($ in millions)	2020 (1) Unaudited Twelve Months Ended November 30, 2020		December 2019 (2)	Eleven Months Ended (3)	Audit Eleven Months ended November 30, 2020
Revenue:					
Carrier	$436		($41)	$6	$402
Enterprise	$209		($22)	$0	$188
Revenue	$646		($62)	$6	$590
Direct Margin:					
Carrier	$375		($35)	($2)	$338
Enterprise	$67		($4)	$2	$65
Direct Margin	$442		($39)	$0	$403
%	68.5%				68.3%
Carrier	85.9%				84.1%
Enterprise	32.1%				34.5%
Adjusted Costs Outside of Direct Margin	$232		($11)	$0	$221
Adjusted EBITDA	$210		($28)	$0	$182
%	32.6%				30.9%

2019 ($ in millions)	2019 (1) Unaudited Twelve Months Ended November 30, 2019	December 2018 (2)	December 2019 (2)	Twelve Months Ended (3)	Audit Twelve Months Ended December 31, 2019
Revenue:					
Carrier	$543	($51)	$41	$9	$540
Enterprise	$199	($17)	$22	$0	$203
Revenue	$742	($69)	$62	$9	$744
Direct Margin:					
Carrier	$479	($44)	$35	($2)	$468
Enterprise	$62	($6)	$4	$2	$64
Direct Margin	$541	($50)	$39	$0	$531
%	73.0%				71.4%
Carrier	88.3%				86.5%
Enterprise	31.4%				31.2%
Adjusted Costs Outside of Direct Margin	$293	($21)	$11	$0	$282
Adjusted EBITDA	$249	($29)	$28	$0	$249
%	33.6%				33.5%

Note: Numbers may not sum due to rounding.
1. Financials presented herein consist of monthly calendar based financials realigned to a November 30 fiscal year end.
2. To align the 12 months ended November 30 financials presented herein to the audited Financials.
3. Includes (i) Change in income statement presentation for a Carrier messaging contract from a reduction of Cost of operations to an increase in Revenues [which was deemed immaterial and thus no restatement to financials]. No impact to direct margin, adjusted costs or adjusted EBITDA and (ii) Immaterial adjustments to align estimates of cost allocation between segments with current cost allocations. No impact to direct margin, adjusted costs, or adjusted EBITDA.

syniverse.

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Non-GAAP Reconciliations – Adjusted EBITDA (in millions) Twelve Months Ended November 30, 2020 Net loss $ (144) Other expense, net 175 Provision for income taxes 5 Depreciation and amortization 111 Restructuring expense 24 Non-cash stock-based compensation 14 Other expenses 21 Consulting fee and related expenses 3 Adjusted EBITDA $ 210 Capital expenditures 49 Adjusted EBITDA less capital expenditures $ 161 43

Non-GAAP Reconciliations – Direct Profit (in millions) Twelve Months Ended November 30, 2020 Revenues $ 652 Cost of operations (330) Gross profit 322 Headcount and related costs 48 Hosting and support costs 33 Network costs 33 Other operating related costs 6 Total Fixed Cost of operations 120 Direct profit $ 442 44

Glossary of Terms 10DLC: 10 Digit Long Code Messaging A2P: Application-to-Person Messaging API: Application Programming Interface CPaaS: Communication Platform as a Service IoT: Internet of Things IP: Internet Protocol IPX: Internetwork Packet Exchange LTE: Long-Term Evolution MMS: Multimedia Messaging Service OTT: Over-the-Top P2P: Person-to-Person Messaging SMS: Short Message Service RCS: Rich Communication Services 45